Exhibit (16)

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Lord Abbett Large Cap Core Portfolio into the EQ/Large Cap Core PLUS Portfolio, the reorganization of the EQ/Capital Guardian Growth Portfolio into the EQ/Large Cap Growth PLUS Portfolio and the reorganization of the EQ/Lord Abbett Growth and Income Portfolio into the EQ/Large Cap Value Index Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio and the EQ/Large Cap Value Index Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Lord Abbett Large Cap Core Portfolio, the EQ/Capital Guardian Growth Portfolio and the EQ/Lord Abbett Growth and Income Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Jettie M. Edwards	Trustee	December 8, 2010
Jettie M. Edwards

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Lord Abbett Large Cap Core Portfolio into the EQ/Large Cap Core PLUS Portfolio, the reorganization of the EQ/Capital Guardian Growth Portfolio into the EQ/Large Cap Growth PLUS Portfolio and the reorganization of the EQ/Lord Abbett Growth and Income Portfolio into the EQ/Large Cap Value Index Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio and the EQ/Large Cap Value Index Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Lord Abbett Large Cap Core Portfolio, the EQ/Capital Guardian Growth Portfolio and the EQ/Lord Abbett Growth and Income Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ William M. Kearns, Jr.	Trustee	December 8, 2010
William M. Kearns, Jr.

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Lord Abbett Large Cap Core Portfolio into the EQ/Large Cap Core PLUS Portfolio, the reorganization of the EQ/Capital Guardian Growth Portfolio into the EQ/Large Cap Growth PLUS Portfolio and the reorganization of the EQ/Lord Abbett Growth and Income Portfolio into the EQ/Large Cap Value Index Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio and the EQ/Large Cap Value Index Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Lord Abbett Large Cap Core Portfolio, the EQ/Capital Guardian Growth Portfolio and the EQ/Lord Abbett Growth and Income Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Christopher P.A. Komisarjevsky	Trustee	December 8, 2010
Christopher P.A. Komisarjevsky

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Lord Abbett Large Cap Core Portfolio into the EQ/Large Cap Core PLUS Portfolio, the reorganization of the EQ/Capital Guardian Growth Portfolio into the EQ/Large Cap Growth PLUS Portfolio and the reorganization of the EQ/Lord Abbett Growth and Income Portfolio into the EQ/Large Cap Value Index Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio and the EQ/Large Cap Value Index Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Lord Abbett Large Cap Core Portfolio, the EQ/Capital Guardian Growth Portfolio and the EQ/Lord Abbett Growth and Income Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Theodossios Athanassiades	Trustee	December 8, 2010
Theodossios Athanassiades

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Lord Abbett Large Cap Core Portfolio into the EQ/Large Cap Core PLUS Portfolio, the reorganization of the EQ/Capital Guardian Growth Portfolio into the EQ/Large Cap Growth PLUS Portfolio and the reorganization of the EQ/Lord Abbett Growth and Income Portfolio into the EQ/Large Cap Value Index Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio and the EQ/Large Cap Value Index Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Lord Abbett Large Cap Core Portfolio, the EQ/Capital Guardian Growth Portfolio and the EQ/Lord Abbett Growth and Income Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ David W. Fox	Trustee	December 8, 2010
David W. Fox

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Lord Abbett Large Cap Core Portfolio into the EQ/Large Cap Core PLUS Portfolio, the reorganization of the EQ/Capital Guardian Growth Portfolio into the EQ/Large Cap Growth PLUS Portfolio and the reorganization of the EQ/Lord Abbett Growth and Income Portfolio into the EQ/Large Cap Value Index Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio and the EQ/Large Cap Value Index Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Lord Abbett Large Cap Core Portfolio, the EQ/Capital Guardian Growth Portfolio and the EQ/Lord Abbett Growth and Income Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Gary S. Schpero	Trustee	December 8, 2010
Gary S. Schpero

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Lord Abbett Large Cap Core Portfolio into the EQ/Large Cap Core PLUS Portfolio, the reorganization of the EQ/Capital Guardian Growth Portfolio into the EQ/Large Cap Growth PLUS Portfolio and the reorganization of the EQ/Lord Abbett Growth and Income Portfolio into the EQ/Large Cap Value Index Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio and the EQ/Large Cap Value Index Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Lord Abbett Large Cap Core Portfolio, the EQ/Capital Guardian Growth Portfolio and the EQ/Lord Abbett Growth and Income Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Harvey Rosenthal	Trustee	December 8, 2010
Harvey Rosenthal

POWER OF ATTORNEY

The undersigned Trustee and Officer (the “Trustee”) of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Lord Abbett Large Cap Core Portfolio into the EQ/Large Cap Core PLUS Portfolio, the reorganization of the EQ/Capital Guardian Growth Portfolio into the EQ/Large Cap Growth PLUS Portfolio and the reorganization of the EQ/Lord Abbett Growth and Income Portfolio into the EQ/Large Cap Value Index Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio and the EQ/Large Cap Value Index Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Lord Abbett Large Cap Core Portfolio, the EQ/Capital Guardian Growth Portfolio and the EQ/Lord Abbett Growth and Income Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Steven M. Joenk	Trustee, Chairman, President	December 8, 2010
Steven M. Joenk	and Chief Executive Officer

POWER OF ATTORNEY

The undersigned Officer of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Lord Abbett Large Cap Core Portfolio into the EQ/Large Cap Core PLUS Portfolio, the reorganization of the EQ/Capital Guardian Growth Portfolio into the EQ/Large Cap Growth PLUS Portfolio and the reorganization of the EQ/Lord Abbett Growth and Income Portfolio into the EQ/Large Cap Value Index Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio and the EQ/Large Cap Value Index Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Lord Abbett Large Cap Core Portfolio, the EQ/Capital Guardian Growth Portfolio and the EQ/Lord Abbett Growth and Income Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Officer’s name on his or her behalf, and said Officer hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Officer might or could do personally in his or her capacity as aforesaid and said Officer ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Brian Walsh	Chief Financial Officer	December 8, 2010
Brian Walsh	and Treasurer